Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net
Schedule of components of property and equipment, net

	December 31,
	2025	2024
Computer equipment	$738,809	$1,548,538
Computer software	1,199,373	5,123,755
Equipment	22,869	4,827
Furniture and fixtures	3,233	163,756
Leasehold improvements	140,881	687,024
Total	2,105,165	7,527,900
Less: Accumulated depreciation and amortization	(1,270,370)	(6,757,352)
Total	$834,795	$770,548